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                                                                    Exhibit 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:               $  2,927,221,831.62
Beginning of the Month Finance Charge Receivables:          $    123,281,208.34
Beginning of the Month Discounted Receivables:              $              0.00
Beginning of the Month Total Receivables:                   $  3,050,503,039.96


Removed Principal Receivables:                              $              0.00
Removed Finance Charge Receivables:                         $              0.00
Removed Total Receivables:                                  $              0.00


Additional Principal Receivables:                           $              0.00
Additional Finance Charge Receivables:                      $              0.00
Additional Total Receivables:                               $              0.00


Discounted Receivables Generated this Period:               $              0.00


End of the Month Principal Receivables:                     $  2,871,115,274.03
End of the Month Finance Charge Receivables:                $    129,251,987.60
End of the Month Discounted Receivables:                    $              0.00
End of the Month Total Receivables:                         $  3,000,367,261.63


Special Funding Account Balance                             $              0.00
Aggregate Invested Amount (all Master Trust Series)         $  2,300,000,000.00
End of the Month Transferor Amount                          $    571,115,274.03
End of the Month Transferor Percentage                                   19.89%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                               RECEIVABLES


       30-59 Days Delinquent                                $     71,846,992.37
       60-89 Days Delinquent                                $     49,157,442.77
       90+ Days Delinquent                                  $    101,797,572.61
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       Total 30+ Days Delinquent                            $    222,802,007.75
       Delinquent Percentage                                              7.43%

Defaulted Accounts During the Month                         $     18,918,546.75
Annualized Default Percentage                                             7.76%

Principal Collections                                            412,466,689.84
Principal Payment Rate                                                   14.09%

Total Payment Rate                                                       14.94%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $    368,000,000.00
       Class B Initial Invested Amount                      $     32,000,000.00

INITIAL INVESTED AMOUNT                                     $    400,000,000.00

       Class A Invested Amount                              $    368,000,000.00
       Class B Invested Amount                              $     32,000,000.00

INVESTED AMOUNT                                             $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           13.66%
PRINCIPAL ALLOCATION PERCENTAGE                                          13.66%


MONTHLY SERVICING FEE                                       $        500,000.00

INVESTOR DEFAULT AMOUNT                                     $      2,585,181.58


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

       Class A Finance Charge Collections                   $      5,886,056.13
       Other Amounts                                        $              0.00

TOTAL CLASS A AVAILABLE FUNDS                               $      5,886,056.13

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       Class A Monthly Interest                             $      1,726,533.33
       Class A Servicing Fee                                $        460,000.00
       Class A Investor Default Amount                      $      2,378,367.05

TOTAL CLASS A EXCESS SPREAD                                 $      1,321,155.75


REQUIRED AMOUNT                                             $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

       Class B Finance Charge Collections                   $        511,830.96
       Other Amounts                                        $              0.00

TOTAL CLASS B AVAILABLE FUNDS                               $        511,830.96


       Class B Monthly Interest                             $        153,066.67
       Class B Servicing Fee                                $         40,000.00

TOTAL CLASS B EXCESS SPREAD                                 $        318,764.29



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $      1,639,920.04


       Excess Spread Applied to Required Amount             $              0.00

       Excess Spread Applied to Class A Investor            $              0.00
       Charge Offs

       Excess Spread Applied to Class B Items               $        206,814.53

       Excess Spread Applied to Class B Investor            $              0.00
       Charge Offs

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       Excess Spread Applied to Monthly Cash                $         27,702.32
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $      1,405,403.19
       Account

       Excess Spread Applied to other amounts owed          $              0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $            (0.00)


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $              0.00


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $              0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to         $              0.00
       Required Amount

       Excess Finance Charge Collections Applied to         $              0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to         $              0.00
       Class B Items

       Excess Finance Charge Collections Applied to         $              0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to         $              0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to         $              0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to         $              0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


       Base Rate (Current Month)                                          7.64%
       Base Rate (Prior Month)                                            7.53%
       Base Rate (Two Months Ago)                                         7.44%

THREE MONTH AVERAGE BASE RATE                                             7.54%

       Portfolio Yield (Current Month)                                   11.44%
       Portfolio Yield (Prior Month)                                     12.90%
       Portfolio Yield (Two Months Ago)                                   9.95%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      11.43%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                        $     51,853,728.40

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                        $      4,509,019.87

TOTAL PRINCIPAL COLLECTIONS                                 $     56,362,748.27


REALLOCATED PRINCIPAL COLLECTIONS                           $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $              0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                       $              0.00
       Deficit Controlled Amortization Amount               $              0.00

CONTROLLED DISTRIBUTION AMOUNT                              $              0.00
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CLASS B AMORTIZATION --

       Controlled Amortization Amount                       $              0.00
       Deficit Controlled Amortization Amount               $              0.00

CONTROLLED DISTRIBUTION AMOUNT                              $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $     56,362,748.27
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                              $                0.00

CLASS B INVESTOR CHARGE OFFS                              $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                    $       52,000,000.00
       Available Cash Collateral Amount                   $       52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                 $                0.00
       Class B Interest Rate Cap Payments                 $                0.00


TOTAL DRAW AMOUNT                                         $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $                0.00


                                                      First USA Bank, NA
                                                      as Servicer


                                                      By: /s/ Tracie H. Klein
                                                         ----------------------
                                                          Tracie H. Klein
                                                          First Vice President